SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 24, 1999


                         Northwest Teleproductions, Inc.
             (Exact name of Registrant as Specified in its Charter)


                                    Minnesota
                 (State or Other Jurisdiction of Incorporation)



         0-8505                                              41-0641789
(Commission File Number)                                   (IRS Employer
                                                        Identification No.)


                              4455 West 77th Street
                          Minneapolis, Minnesota 55435
              (Address of Principal Executive Offices and Zip Code)


                                 (612) 835-4455
              (Registrant's telephone number, including area code)



                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)



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Item 2.           Acquisition or Disposition of Assets.

         On November 24, 1999, Northwest Teleproductions, Inc. (the "Company") sold its production facilities in Dallas, Texas, consisting of land, buildings and improvements, for aggregate consideration of $616,000. The property was sold to Sharon Harrison, President and owner of Nationwide Preferred Home Warranty. The consideration for the property was determined by agreement of the Company and the buyer.

Item 7.           Financial Statements and Exhibits

         (a)      Financial statements of businesses acquired:

                           Not Applicable.

         (b)      Pro forma financial information:

                           Not Applicable.

         (c)      Exhibits:

                           See Exhibit Index on page following Signatures.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         NORTHWEST TELEPRODUCTIONS, INC.


                                         By       /s/ Phillip A. Staden
Date December 9, 1999                         Phillip A. Staden, President

                                  EXHIBIT INDEX

                         Northwest Teleproductions, Inc.
                             Form 8-K Current Report




Exhibit
Number             Description

2 Contract of Sale dated November 20, 1999 between Southwest Teleproductions, Inc. and Sharon Harrison. (To be Filed by Amendment)